Semiannual Report, February 29, 2000

The Rushmore Fund, Inc.

4922 Fairmont Avenue, Bethesda, Maryland 20814

(800) 343-3355 (301) 657-1500

April 14, 2000

Dear Shareholder:

     The yield of the benchmark thirty-year Treasury traded from about 6.10% in September to a high of 6.75% during January and then fell back to under 6.20% at the end of February. The big news in the Treasury markets is the continued large budget surpluses provided by the larger than forecasted tax receipts from the U.S. taxpayers. The Treasury department has been able to reduce the total U. S. Government debt by paying down maturing obligations and purchasing its securities in the open market. We expect the yields on Treasury debt to trade in the 5% to 6% range in the near future. Overall, we are still positive on the bond market.

     The U.S. Government Bond Portfolio invests primarily in the ten- and thirty-year Treasury issues, and had an average maturity of 21 years as of February 29, 2000. Our objective is to provide high current income as well as maintain safety of principal. For the six-month period ending February 29, 2000, the total return of the portfolio was 2.60%.

     We look forward to serving you as we move further into 2000, and as always we thank you for your continued support.

Sincerely,

/s/ Daniel L. O'Connor	/s/ Richard J. Garvey

Daniel L. O'Connor	Richard J. Garvey
Chairman of the Board	President
THE RUSHMORE FUND, INC.
U.S. Government Bond Portfolio
STATEMENT OF NET ASSETS
February 29, 2000
(unaudited)
	Face	Value
	Amount	(Note 1)
U.S. TREASURY OBLIGATIONS: 91.5%
U.S. Treasury Notes, 5.625%, 5/15/08	$ 1,300,000	$ 1,217,938
U.S. Treasury Notes, 4.750%, 11/15/08	1,500,000	1,317,657
U.S. Treasury Bonds, 7.625%, 2/15/25	3,300,000	3,814,595
U.S. Treasury Bonds, 6.875%, 8/15/25	4,000,000	4,256,252
Total U.S. Treasury Obligations (Cost $10,834,592).		10,606,442
REPURCHASE AGREEMENT: 8.3%
With Paine Webber dated 2/29/00 at 5.60% to be repurchased at $967,000 on 3/1/00, collateralized by $998,896 in U.S. Treasury Notes, due 1/31/01
(Cost $966,964)		966,964
Total Investments: 99.8% (Cost $11,801,556)		11,573,406
Other Assets less Liabilities: 0.2%		25,057
Net Assets: 100.0%		$ 11,598,463
		=========
Net Asset Value Per Share (Based on 1,140,621 Shares Outstanding)		$ 10.17
		=========
Net Assets Consist of:
Paid-in-Capital		$ 12,052,707
Accumulated Net Realized Loss on Investments		(226,094)
Net Unrealized Depreciation of Investments	(228,150)
Net Assets	$ 11,598,463
		=========
Income Tax Information:

At February 29, 2000, the cost of the investment securities for Federal income tax purposes was $11,801,556. Net unrealized depreciation was $228,150 of which $198,533 related to appreciated investment securities and $426,683 related to depreciated investment securities.

At August 31, 1999, the Fund had a capital loss carry forward of $85,135 which expires on August 31, 2005.

See Notes to Financial Statements.
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THE RUSHMORE FUND, INC.
U.S. Government Bond Portfolio
STATEMENT OF OPERATIONS
For the Six Months Ended February 29, 2000
(unaudited)
Interest Income (Note 1)	$ 356,993
Expenses
Investment Advisory Fee (Note 2)	29,807
Administrative Fee (Note 2)	17,889
Total Expenses	47,696
Net Investment Income	309,297
Net Realized Loss on Investment Transactions	(140,959)
Change in Net Unrealized Depreciation of Investments	106,133
Net Loss on Investments	(34,826)
Net Increase in Net Assets Resulting from Operations	$ 274,471
========

See Notes to Financial Statements.
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THE RUSHMORE FUND, INC.
U.S. Government Bond Portfolio
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six
	Months Ended	For the Year
	February 29, 2000	Ended
	(unaudited)	August 31, 1999
Increase (Decrease) in Net Assets
Operations
Net Investment Income	$ 309,297	$ 820,522
Net Realized Gain (Loss) on Investment Transactions	(140,959)	502,177
Change in Net Unrealized Appreciation/Depreciation of Investments	106,133	(1,977,128)
Net Increase (Decrease) in Net Assets Resulting from Operations	274,471	(654,429)
Distributions to Shareholders
From Net Investment Income	(309,297)	(820,522)
Share Transactions
Net Proceeds from Sales of Shares	7,743,749	45,396,394
Reinvestment of Distributions	280,810	740,600
Cost of Shares Redeemed	(9,228,424)	(59,085,077)
Net Decrease in Net Assets Resulting from Share Transactions	(1,203,865)	(12,948,083)
Total Decrease in Net Assets	(1,238,691)	(14,423,034)
Net Assets -- Beginning of Period	12,837,154	27,260,188
Net Assets -- End of Period	$ 11,598,463	$ 12,837,154
	==========	==========

Shares
Sold	765,193	4,034,097
Issued in Reinvestment of Distributions	27,919	67,288
Redeemed	(914,448)	(5,258,021)
Net Decrease in Shares	(121,336)	(1,156,636)
	==========	==========

See Notes to Financial Statements.
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THE RUSHMORE FUND, INC.
U.S. Government Bond Portfolio
FINANCIAL HIGHLIGHTS

	For the Six
	Months Ended
	February 29,
	2000	For the Years Ended August 31,
	(unaudited)		1999	1998	1997	1996	1995
Per Share Operating Performance:
Net Asset Value -- Beginning of Period	$ 10.17		$ 11.27	$ 9.92	$ 9.39	$ 9.89	$ 9.08
Income from Investment Operations:
Net Investment Income	0.26		0.50	0.53	0.55	0.56	0.61

Net Realized and Unrealized Gain (Loss) on Investments	-		(1.10)	1.35	0.55	(0.50)	0.81
Total from Investment Operations	0.26		(0.60)	1.88	1.10	0.06	1.42
Distributions to Shareholders:
From Net Investment Income.	(0.26)		(0.50)	(0.53)	(0.55)	(0.56)	(0.61)
From Net Realized Gain	-		-	-	(0.02)	-	-
Total Distributions	(0.26)		(0.50)	(0.53)	(0.57)	(0.56)	(0.61)
Net Increase (Decrease) in Net Asset Value	0.00		(1.10)	1.35	0.53	(0.50)	0.81
Net Asset Value -- End of Period	$ 10.17		$ 10.17	$ 11.27	$ 9.92	$ 9.39	$ 9.89
	======		======	======	======	======	======
Total Investment Return	2.60%	A	(5.51)%	19.35%	11.94%	0.41%	16.35%
Ratios to Average Net Assets:
Expenses	0.80%	B	0.80%	0.80%	0.80%	0.80%	0.80%
Net Investment Income	5.17%	B	4.57%	4.98%	5.60%	5.59%	6.75%
Supplementary Data:
Portfolio Turnover Rate	-		46%	49%	19%	95%	63%
Net Assets at End of Period (in thousands)	$11,598		$12,837	$27,260	$15,212	$21,424	$16,391

Number of Shares Outstanding at End of Period (in thousands)	1,141		1,262	2,419	1,534	2,281	1,658

A			Total Investment Return for periods of less than one year are not annualized.
B			Annualized

See Notes to Financial Statements.
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U.S. Government Bond Portfolio NOTES TO FINANCIAL STATEMENTS February 29, 2000 (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

The Rushmore Fund, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment company. The Fund currently consists of one portfolio, the U.S. Government Bond Portfolio. On February 29, 2000, there were 1,000,000,000 shares of $0.001 par value capital stock authorized. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund consistently follows:

  Securities of the U.S. Government Bond Portfolio are valued on the basis of the average of quoted bid and ask prices when market quotations are available. If market quotations are not readily available, the Board of Directors will value the portfolio's securities in good faith.

  Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Realized gain and loss from security transactions are computed on an identified cost basis.

  Net investment income is computed and dividends are declared daily in the U.S. Government Bond Portfolio. Income dividends in this portfolio are paid monthly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Capital gains, if any, are distributed annually.

  The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment advisory and management services are provided by Money Management Associates (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee for such services at an annual rate of 0.50% of the average daily net assets. Certain Officers and Directors of the Fund are affiliated with the Adviser.

Rushmore Trust and Savings, FSB ("Rushmore Trust"), a majority-owned subsidiary of the Adviser, provides transfer agency, dividend-disbursing and shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Funds assets and pays the operating expenses of the Fund. For these services, Rushmore Trust receives an annual fee of 0.30% of the average daily net assets of the Fund. The Fund has an agreement with Rushmore Trust to receive short-term borrowings to cover share redemptions. Borrowings pursuant to the credit facility are subject to interest at the overdraft Federal Funds rate. The credit facility may be drawn upon for temporary purposes and is subject to certain other customary restrictions. For each short-term borrowing the Fund pledges collateral. No borrowings were outstanding at February 29, 2000.

3. AGREEMENT WITH FRIEDMAN BILLINGS RAMSEY GROUP, INC.

On October 20, 1999, the Adviser and Rushmore Trust reached a definitive agreement to be acquired by Friedman Billings Ramsey Group, Inc. The transaction is subject to various regulatory approvals.
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